Securities and Exchange Commission
                     Washington, D.C. 20549

                            Form 8-K

                         Current Report

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):
                        October 3, 2005


                           Cadiz Inc.
     (Exact name of Registrant as specified in its charter)

                            Delaware
         (State or other jurisdiction of incorporation)

                0-12114                        77-0313235
        (Commission File Number)   (IRS Employer Identification No.)

777 South Figueroa Street, Suite 4250, Los Angeles     90017
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (213) 271-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the
       Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the
       Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b)
       under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
               ------------------------------------------

     On October 3, 2005, Cadiz Inc. ("Cadiz") announced the appointment of Mr. O'Donnell Iselin as Chief Financial Officer, effective October 3, 2005.

     Cadiz entered into an employment agreement with Mr. Iselin dated September 12, 2005, and accepted on September 12, 2005, a copy of which is attached to this report as Exhibit 10.1 and incorporated herein by reference.

     In addition, Cadiz has granted Mr. Iselin options under the 2003 Management Equity Incentive Plan to purchase 40,000 shares of Cadiz common stock at the price of $17.25 per share, having a term of 10 years and vesting 1/3 upon commencement of employment, 1/3 upon the first anniversary of employment and 1/3 upon the second anniversary of employment.


ITEM 5.02.     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
               ELECTION OF DIRECTORS; APPOINTMENT OF
               PRINCIPAL OFFICERS
               ---------------------------------------------

     (c) On October 3, 2005 Cadiz announced the appointment of O'Donnell Iselin as Chief Financial Officer. A copy of the press release announcing Mr. Iselin's appointment is attached as
Exhibit 99.1 to this report. The material terms and conditions of Mr. Iselin's employment with Cadiz are set forth in the employment agreement with Mr. Iselin, a copy of which is attached to this report as Exhibit 10.1 and which is incorporated by reference into this Item 5.02(c).

     Mr. Iselin, age 51, has served as Treasurer of Southwest Water Company, a Nasdaq listed water utility and services company, since October 2004. From 1989 to 2004, Mr. Iselin was employed in various capacities by Hughes Electronics Corporation, now The DIRECTV Group, Inc., serving since 2000 as Director of Treasury.

     There are no arrangements or understandings between Mr.
Iselin and any other person pursuant to which he was appointed to office. There are no family relationships between Mr. Iselin and any director or executive officer of Cadiz.

     Concurrently with the appointment of Mr. Iselin as Cadiz'
Chief Financial Officer, Mr. Keith Brackpool, the Chief Executive
Officer of Cadiz who had also been serving as Cadiz' Chief
Financial Officer, ceased serving as Chief Financial Officer.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS
               ---------------------------------

     The following exhibits are furnished with this report on Form 8-K:

Exhibit
Number                   Description
------                   -----------

10.1 Employment Agreement dated September 12, 2005 between O'Donnell Iselin and Cadiz Inc.

99.1 Press release dated October 3, 2005 announcing appointment of O'Donnell Iselin.



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Cadiz Inc.



                              By: /s/ Keith Brackpool
                                  -------------------------------
                                      Keith Brackpool
                                      Chairman of the Board
                                      and Chief Executive Officer


Dated:  October 3, 2005